EXHIBIT 31
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   CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

     I, Cecelia Pineda, hereby certify that:

1. I have reviewed this quarterly report on Form 10Q-SB of NorthTech
Corporation.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects our financial condition, results of operations and cash flows as of, and for, the periods presented in this quarterly report.

4. The other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to NorthTech Corporation, including its subsidiaries, if any, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of our disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

      c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

5. The other certifying officers and I have disclosed, based on our most recent evaluation, to our auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

a) that there were no significant deficiencies in the design or operation of internal controls which could adversely affect our ability to record, process, summarize and report financial data and have further advised our auditors that there we are not aware of any material weaknesses in our internal controls; and
b) that there was no fraud, whether or not material, that involved our management or other employees who have a significant role in our internal controls.

6. The other certifying officers and I have indicated in this quarterly report that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation.

                              NorthTech Corporation
                              a Nevada corporation

May 14, 2006                  By:/s/ Cecelia Pineda
                              --------------------------------------
                              President, CEO, CFO, Principal
                              Accounting Officer and Chairman
                              of the Board of Directors